                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 7, 2002



                             FLAGSTAR BANCORP, INC.
                    ----------------------------------------
             (Exact name of registrant as specified in its charter)

                          Commission File No.: 0-22353


           MICHIGAN                                             38-3150651
    -----------------------                                    ------------
(State or other jurisdiction of                              (I.R.S. Employer
incorporation or organization)                              Identification No.)


   5151 CORPORATE DRIVE, TROY, MICHIGAN                            48098
   --------------------------------------                          -----
  (Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:  (248) 312-2000
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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

                                  (c) EXHIBITS

Exhibit No.     Description of Exhibit

99.1 Certification of Chief Executive Officer relating to Form 10-Q for period ended June 30, 2002

99.2 Certification of Chief Financial Officer relating to Form 10-Q for period ended June 30, 2002

ITEM 9. REGULATION FD DISCLOSURE

Attached as Exhibits 99.1 and 99.2 are the certifications of the Company's Chief Executive Officer and Chief Financial Officer required pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              FLAGSTAR BANCORP, INC.


Dated:  August 14, 2002       by:      /s/ Michael W. Carrie

                                       Michael W. Carrie
                                       Executive Vice President and
                                       Chief Financial Officer

                                  EXHIBIT INDEX

EXHIBIT
NUMBER                                  DESCRIPTION
-------                                 -----------


 99.1 Certification of Chief Executive Officer relating to Form 10-Q for period ended June 30, 2002

 99.2 Certification of Chief Financial Officer relating to Form 10-Q for period ended June 30, 2002